UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2024

Electriq Power Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 N. Flagler Drive,	Suite 1003	33401
West Palm Beach,	Florida
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (833) 462-2883
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ELIQ	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $6.57 per share	ELIQ.WS	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).	Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On February 22, 2024, Electriq Power Holdings, Inc. (the “Company”) announced that it had engaged a financial advisor to assist the Company in connection with obtaining financing for the Company, which may include, among other things, debt or equity financing, a recapitalization of the Company or other potential strategic transactions. The Board has not set a timetable for the conclusion of this review, nor has it made any definitive decisions related to any further actions or potential at this time. There can be no assurance that this process will result in any such transaction and the Company does not intend to disclose additional details unless and until it has entered into a specific transaction.

Forward-Looking Statements
This report may be deemed to contain forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding our future plans and strategies and other future conditions. In some cases you can identify these statements by forward-looking words such as “may,” “will” or other similar expressions. Examples of such forward-looking statements include, but are not limited to, statements regarding our plans to explore financing and other transactions, or the success of any such efforts and the potential benefits of any such transaction(s), if consummated. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Multiple factors could cause actual results to differ materially forward-looking statements, including market conditions generally and for the Company’s stock more specifically, as well as developments in the Company’s business. Additional risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, which are available on our website, and at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRIQ POWER HOLDINGS, INC.

Date: February 22, 2024	By:	/s/ Petrina Thomson
	Name:	Petrina Thomson
	Title:	Chief Financial Officer